POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

 KNOW ALL BY THESE PRESENTS, that the undersigned

hereby constitutes and appoints each of Maxine L. Mauricio,

Anthony J. Guzzi, Mark A. Pompa, R. Kevin Matz, and Jarrett

R. Szeftel, signing singly, as a true and lawful attorney-

in-fact for the undersigned until such authority is

specifically revoked to:

(1) execute for and on behalf of the undersigned

Forms 3, 4 and 5, or other comparable or

replacement forms, in accordance with Section

16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;

(2) perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable

to complete the execution of any such Form 3, 4

or 5, or amendments thereto, or other comparable

or replacement Forms under Section 16(a), and the

timely filing of such form with the United States

Securities and Exchange Commission and any other

required authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of

benefit to, in the best interest of, or legally

required by, the undersigned, it being understood

that the documents executed by such attorney-in-

fact on behalf of the undersigned pursuant to

this instrument shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve.

 The undersigned hereby grants to each such attorney-

in-fact full power and authority to perform all and every

act and thing whatsoever requisite, necessary and proper to

be done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes as the

undersigned could do if personally present, with full power

of substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or any

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the rights and

powers herein granted.  The undersigned acknowledges that

the foregoing attorneys-in-fact, in serving in such

capacity at the request of the undersigned, are not

assuming any of the undersigned?s responsibilities to

comply with Section 16 of the Securities Exchange Act of

1934.

 IN WITNESS WHEREOF, the undersigned has caused this

instrument to be executed as of this 23rd day of February,

2021.

        /s/ Ronald L. Johnson

                  Ronald L. Johnson